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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-3 (File No. 333-36657) of our report dated May 8, 1997 and to all references to our Firm included in or made a part of this registration statement.

                                          ARTHUR ANDERSEN LLP


Boston, MA
November 19, 1997